UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2010

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in any future registration statements we may file from time to time.

Formation of New Operating Segments

As previously reported, in the first fiscal quarter of 2010, we formed three new operating segments from our existing businesses. The bio-analytical measurement segment was separated into two operating segments — life sciences and chemical analysis. The electronic measurement segment recombined electronic measurement and semiconductor and board test, which were reported separately in 2009. Following this re-organization, Agilent has three businesses — life sciences, chemical analysis and electronic measurement. All historical segment numbers have been recast to conform to this new reporting structure in our financial statements.

In Exhibit 99.1 to this Current Report on Form 8-K, we have revised the following items that were contained in our Annual Report on Form 10-K for the year ended October 31, 2009 (“Annual Report on Form 10-K”), to reflect the changes referenced above: Item 1, “Business,” Item 1A, “Risk Factors,” Item 2, “Properties,” Item 6, “Selected Financial Data,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 8, “Financial Statements and Supplementary Data” and Item 15, “Exhibits and Financial Statement Schedules.”  In addition, since it is the subject of the Report of Independent Registered Public Accounting Firm, we have included “Management’s Report on Internal Control over Financial Reporting” in Item 8.  The “Management’s Report on Internal Control over Financial Reporting” has not been changed from the disclosure in the Annual Report on Form 10-K.

This filing does not reflect any subsequent information or events other than adjustments to reflect the updated segment information in conjunction with the change in business structure. The revisions included in the exhibits to this Current Report on Form 8-K reflect changes to the Annual Report on Form 10-K as a result of the change in business structure. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Annual Report on Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2010 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the Annual Report on Form 10-K and such Quarterly Report on Form 10-Q and other filings. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the Annual Report on Form 10-K.

Computation of Ratio of Earnings to Fixed Charges

Agilent Technology Inc.’s Computation of Ratio of Earnings to Fixed Charges for the six month period ended April 30, 2010 and for each of the five fiscal years in the five-year period ended October 31, 2009 are filed as Exhibit 12.1 of this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Items for Agilent’s Annual Report on Form 10-K for the year ended October 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Stephen D. Williams
Name:	Stephen D. Williams
Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date:  July 13, 2010

EXHIBIT INDEX

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Items for Agilent’s Annual Report on Form 10-K for the year ended October 31, 2009.